UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: December 9, 2012

ATP OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 001-32647

Texas	76-0362774
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4600 Post Oak Place, Suite 100

Houston, Texas 77027

(Address of principal executive offices)

(Zip Code)

(713) 622-3311

(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on August 17, 2012, ATP Oil & Gas Corporation (the “Company”) filed a voluntary petition for relief (the “Bankruptcy Filing”) under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) Case No. 12-36187. Also as previously disclosed, on August 29, 2012, the Company entered into a Senior Secured Super Priority Priming Debtor in Possession Credit Agreement (the “DIP Credit Agreement”) with the lenders party thereto, as lenders (the “Lenders”), Credit Suisse AG, as the administrative agent and collateral agent (the “Agent”), and Credit Suisse Securities (USA) LLC, as the sole bookrunner and sole lead arranger, which was amended on September 20, 2012. On December 9, 2012, the Company, the Lenders and the Agent further amended the DIP Credit Agreement. The material amendments to the DIP Credit Agreement include the following (capitalized terms used in this Current Report on Form 8-K and not otherwise defined in this Current Report on Form 8-K have the meaning given to such terms in the DIP Agreement Credit Agreement):

•

The Lenders generally waived the receipt of a Satisfactory APE Report (or updated NSAI Report) for the funding of the remaining three tranches of available undrawn loans, the Additional DIP Budget Amount ($30,000,000), the Final DIP Budget Amount ($60,000,000), and the Additional NM Loan Amount ($25,000,000).

•	The availability dates of the remaining three tranches of undrawn loans changed and certain new conditions to funding were put into place.

¡	The Additional DIP Budget Amount availability date, which originally expired November 15, 2012, is extended through December 14, 2012.

¡

The Final DIP Budget Amount availability date, which originally expired December 15, 2012, is now available from December 15, 2012 through January 2, 2013 for the first $50,000,00 of such tranche, provided the Company’s MC942 S-Sand has commercial operation by that date. The remaining Final DIP Budget Amount of $10,000,000 is now available from January 15, 2013 through February 15, 2013.

¡

The Additional NM Loans availability date, which originally was tied to the satisfaction of certain events related to the Gomez #9 Project for the first $5,000,000, is now available from January 15, 2013 through February 15, 2013, and for the remaining $25,000,000 is now available from February 15, 2013 through March 1, 2013. However, the commercial operation of the Clipper Project must be achieved by the date the remaining $25,000,000 is drawn.

•

The Additional NM Loan tranches available only upon receipt of a certificate from the Chief Restructuring Officer (“Chief Restructuring Officer”) certifying the satisfaction of certain thresholds for the Company (e.g., such advances will preserve or enhance the value of the Company’s business; in his reasonable judgment the Company has the ability to repay in full in cash such advances; the Company is performing in accordance with its business plan; the amount of the Company’s Liquidity at the time of delivery of such certificate, prior to giving effect to such Borrowing, is less than $20,000,000).

•

Each of the Company’s failure to (i) achieve commercial operation of the MC 942 S-Sand by January 2, 2013 and (ii) achieve commercial operation of the Clipper Project by March 1, 2013 were added as Events of Default.

•

Capital expenditures for the Gomez #9 Project are now limited to an aggregate amount of $1,000,000 for project planning, and an additional $1,000,000 at the reasonable discretion of the Required Lenders, such amounts being available as of December 2, 2012. The conditions that were required for any Gomez #9 capital expenditure (e.g., production volumes, CRO certification, Satisfactory APE Report, updated NSAI report, and Project Budget) have been eliminated.

•

By December 17, 2012, the Company must file a Lien Identification Process Motion with the Bankruptcy Court seeking a process requiring all statutory Lien claimants to file with the Bankruptcy Court a statement of any Lien claims for prepetition services along with a statement, and evidence, of the date to which the claimant asserts that any Lien rights relate back.

•	The Company has additional flexibility in entering into Commodity Agreements and delivering the remaining post-closing deliverables.

•

The Company is now required to make mandatory prepayments of any distributions, dividends or other amounts from its foreign subsidiary, ATP Oil & Gas (Netherlands) B.V. and its subsidiaries, in connection with dispositions of assets by the ATP Oil & Gas (Netherlands) B.V. or its subsidiaries.

•	Schedule 8.19 (BOE Production Schedule) is being updated to reflect the agreed revised DIP Budget and the consequences of asset sales.

•

The Company’s Liquidity calculation will now include the accounts receivable associated with the initial revenue payments made during the period from February 15, 2013 through March 31, 2013 from the “first party purchasers” associated with the initial period of production from the Clipper Project.

•

Numerous milestones were put in place for the sale process of the Company’s shelf properties and deepwater properties and related assets, including the dissemination of marketing materials, approved bidding procedures, commencement of an auction process, and consummation of the sale process, etc. Each of the individual milestones dates may be extended an additional 28 days, with cause.

•

The interest rate on all loans under the DIP Credit Agreement will be increased by 2% per annum if the interest is paid in kind upon maturity or payment in full of the Loans, or 1% if the Company pays the interest in cash. Additionally, the Lenders charged an amendment fee of 1% of the sum of the aggregate principal amount of all Loans and unfunded Commitments, and such fee will be paid in kind.

The foregoing summary of the amendment to the DIP Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendment to the DIP Credit Agreement, which is attached hereto as Exhibit 10.1, and any order entered by the Bankruptcy Court.

Additional information regarding the Bankruptcy Filings is available on the internet at www.atpog.com. Filings with the Bankruptcy Court and claims information are available at www.kccllc.net/atpog.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit	Exhibit Description

10.1	Amendment No. 2 to Senior Secured Super Priority Priming Debtor in Possession Credit Agreement with ATP Oil & Gas Corporation, the lenders party thereto, as lenders, Credit Suisse AG, as the administrative agent and collateral agent, and Credit Suisse Securities (USA) LLC, as the sole bookrunner and sole lead arranger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and thereunto duly authorized.

ATP Oil & Gas Corporation

Date: December 13, 2012	By:	/s/ Albert L. Reese Jr.
Albert L. Reese Jr.
Chief Financial Officer

Exhibit Index

Exhibit	Exhibit Description

10.1	Amendment No. 2 to Senior Secured Super Priority Priming Debtor in Possession Credit Agreement with ATP Oil & Gas Corporation, the lenders party thereto, as lenders, Credit Suisse AG, as the administrative agent and collateral agent, and Credit Suisse Securities (USA) LLC, as the sole bookrunner and sole lead arranger